ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus
dated February 25, 2013, as supplemented to date

The following replaces the chart reflecting the Portfolio Managers for the Aberdeen Global Fixed Income Fund in the section entitled, "Summary–Aberdeen Global Fixed Income Fund–Portfolio Managers":

Name	Title	Served on the Fund Since
Oliver Boulind	Head of Global Credit	2009
József Szabó	Head of Global Macro	2011
Neil Moriarty	Senior Portfolio Manager	2009
Simon Hancock	Portfolio Analyst, Global Macro	2009
Rich Smith	Portfolio Manager, Global Credit	2009

The following is added to the list of Portfolio Managers for the Aberdeen Global Fixed Income Fund in the section entitled, "Fund Management–Portfolio Management":

Simon Hancock, Portfolio Analyst, Global Macro (AAML)	Aberdeen Global Fixed Income Fund

Simon Hancock is a portfolio analyst within the global macro team. Simon joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Simon held a similar role at Deutsche Asset Management, which he joined in 1997. Previously, he worked at Bank Julius Baer.

All references to Joanne Gilbert as Portfolio Manager, Global Macro (AAML) are hereby deleted.

This Supplement is dated April 19, 2013.

Please retain this Supplement for future reference.